Capital Management (Tables)	12 Months Ended
Dec. 31, 2022
Disclosure of Capital Management (Abstract)
Schedule of cash and cash equivalents, long-term debt and equity
	2022	2021
	$	$

Total long-term debt	27,458	18,002
Less: Cash and cash equivalents	(21,223)	(38,616)

Net debt	6,235	(20,614)
Equity	(6,626)	21,542

Total capital	(391)	928